SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 27, 2007

VENDINGDATA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-32161 (Commission File Number)	91-1696010 (I.R.S. Employer Idendification Number)
6830 Spencer Street
Las Vegas, Nevada 89119
(Address of principal executive offices)
(702) 733-7195
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry Into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Item 1.01 Entry Into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
     On March 28, 2007, VendingData Corporation (the “Company”) completed the sale of certain of its securities to an institutional investor (the “Purchaser”). Pursuant to a Securities Purchase Agreement dated March 27, 2007 between the Company and the Purchaser, the Company sold to the Purchaser, for the aggregate price of $4,306,250, 1,625,000 shares of the Company’s common stock and warrants to purchase an additional 1,625,000 shares of common stock. The warrants are exercisable at an exercise price of $2.65 per share for a period of five years beginning on March 28, 2007. Under the terms of the warrant, the warrant may be exercised at any time, provided that the holder of the warrant may not exercise the warrant to the extent such exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of the Company's common stock which would exceed 4.99% of the Company's then outstanding shares of common stock following such exercise, excluding for purposes of such determination any common stock issuable upon exercise of such warrant that are not then being exercised.
     The Securities Purchase Agreement includes customary representations, warranties, and covenants by the Purchaser and the Company, and an indemnity from the Company. In addition, the Company has agreed to provide the Purchaser with limited rights of first refusal to purchase its securities over a two year period expiring no later than March 28, 2009. The exercise price of the warrants are subject to adjustment for stock splits, dividends, rights offerings and other dilutive events. In connection with the closing of the transactions under the Securities Purchase Agreement, the Company also entered into a Registration Rights Agreement with the Purchaser. The Registration Rights Agreement requires the Company to file a selling shareholder registration statement with the SEC by June 15, 2007 for purposes of registering the resale of the shares of the Company’s common stock issued to the Purchaser pursuant to the transaction, including all shares that are issued, or may be issued, upon exercise of the warrants.
     The securities were issued pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 thereunder.
Item 9.01 Financial Statements and Exhibits
(c)	The following exhibits are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description	Method of Filing
10.1	Securities Purchase Agreement dated March 27, 2007	Filed electronically herewith
10.2	Registration Rights Agreement dated March 28, 2007	Filed electronically herewith
10.3	Warrant dated March 28, 2007	Filed electronically herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENDINGDATA CORPORATION
Dated: March 30, 2007	/s/ Mark Newburg
Mark R. Newburg, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	Securities Purchase Agreement dated March 27, 2007	Filed electronically herewith
10.2	Registration Rights Agreement dated March 28, 2007	Filed electronically herewith
10.3	Warrant dated March 28, 2007	Filed electronically herewith